                                                                   Exhibit 99.1

       THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

YOU SHOULD ONLY COMPLETE THIS LETTER OF TRANSMITTAL IF YOU WISH TO ACCEPT THE PARTIAL SHARE OFFER AND YOU HOLD AMERICAN DEPOSITARY RECEIPTS ("P&O PRINCESS ADRs") EVIDENCING AMERICAN DEPOSITARY SHARES ("P&O PRINCESS ADSs") OF P&O PRINCESS CRUISES PLC ("P&O PRINCESS") THAT ARE REGISTERED IN YOUR OWN NAME OR THAT ARE HELD IN AN ACCOUNT UNDER THE J.P. MORGAN GLOBAL INVEST DIRECT OR DIRECT REGISTRATON PROGRAM. If you hold P&O Princess ADSs in book-entry form through your broker or otherwise and you wish to accept the Partial Share Offer, you should contact the institution promptly and instruct it to accept the Partial Share Offer (as defined below) on your behalf not later than the time the Partial Share Offer expires.

THIS LETTER OF TRANSMITTAL MAY NOT BE USED TO ACCEPT THE PARTIAL SHARE OFFER FOR ORDINARY SHARES OF P&O PRINCESS CRUISES PLC; THE FORM OF ACCEPTANCE IS THE APPROPRIATE DOCUMENT FOR SUCH PURPOSES. In considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, attorney, accountant or other independent financial adviser.

If you have sold or otherwise transferred all your P&O Princess ADSs, please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE DISTRIBUTED, FORWARDED OR TRANSMITTED IN OR INTO AUSTRALIA, BELGIUM, CANADA, FRANCE, GERMANY, IRELAND, JAPAN, NEW ZEALAND, SINGAPORE, SOUTH AFRICA, SPAIN OR THE NETHERLANDS.

                             LETTER OF TRANSMITTAL

       To Accept the Partial Share Offer for American Depositary Shares
                   Evidenced by American Depositary Receipts
                                      of
                           P&O PRINCESS CRUISES PLC
       Pursuant to the Partial Share Offer Document Dated March 17, 2003
                                      by
                             CARNIVAL CORPORATION

   THE PARTIAL SHARE OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 10:00 A.M., LONDON TIME, 5:00 A.M., NEW YORK CITY TIME, ON APRIL 17, 2003, UNLESS THE PARTIAL SHARE OFFER IS EXTENDED.

            THE U.S. EXCHANGE AGENT FOR THE PARTIAL SHARE OFFER IS:

                    COMPUTERSHARE TRUST COMPANY OF NEW YORK

          By Mail:                Facsimile Transmission:      By Hand or Overnight Courier:

     Wall Street Station      (for Eligible Institutions Only)     88 Pine Street 19/th/
        P.O. Box 1010                1- (212) 701-7636           floor New York, New York
New York, New York 10268-1010                                              10005

                    For Information, call 1-(212) 701-7624

THIS LETTER OR TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, AND THE PARTIAL SHARE OFFER DOCUMENT DATED MARCH 17, 2003 (AS AMENDED OR SUPPLEMENTED, THE "OFFER DOCUMENT") SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE U.S. EXCHANGE AGENT. DELIVERIES TO CARNIVAL CORPORATION WILL NOT BE FORWARDED TO THE U.S. EXCHANGE AGENT AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES OF THIS LETTER OF TRANSMITTAL TO THE BOOK-ENTRY TRANSFER FACILITY FOR BOOK-ENTRY TRANSFERS WILL NOT CONSTITUTE VALID DELIVERY TO THE U.S. EXCHANGE AGENT.

ACCEPTANCE OF THE PARTIAL SHARE OFFER IN RESPECT OF P&O PRINCESS ORDINARY SHARES CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. THIS LETTER OF TRANSMITTAL CAN ONLY BE USED TO ACCEPT THE OFFER FOR P&O PRINCESS ADSs. If you hold P&O Princess ordinary shares that are not represented by P&O Princess ADSs, you can obtain a Form of Acceptance for accepting the Partial Share Offer in respect of those P&O Princess ordinary shares from the U.S. Information Agent or the UK Receiving Agent. See Instruction 12 of this Letter of Transmittal.

Delivery of a Letter of Transmittal or an Agent's Message, P&O Princess ADRs evidencing P&O Princess ADSs (or book-entry transfer of P&O Princess ADSs evidenced by P&O Princess ADRs) and any other required documents to the U.S. Exchange Agent by a holder of P&O Princess ADSs will be deemed (without any further action by the U.S. Exchange Agent) to constitute an acceptance of the Partial Share Offer by such holder with respect to the P&O Princess ADSs evidenced by P&O Princess ADRs to which that Letter of Transmittal relates, subject to the terms and conditions set out in the Offer Document and the Letter of Transmittal. Capitalized terms and certain other terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Offer Document.

This Letter of Transmittal is to be used if P&O Princess ADRs evidencing P&O Princess ADSs are to be forwarded herewith. If delivery of P&O Princess ADSs is to be made by book-entry transfer to an account maintained by the U.S. Exchange Agent at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set out in "Procedures for tendering P&O Princess ADSs--Book-entry transfer" in paragraph (c) of Part D of Appendix I to the Offer Document, an Agent's Message can be delivered instead of a Letter of Transmittal.

[_]CHECK BOX IF P&O PRINCESS ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE U.S. EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER P&O PRINCESS ADSs EVIDENCED BY P&O PRINCESS ADRs BY BOOK-ENTRY TRANSFER):

Name of Delivering Institution ________________________________________________

Account Number ________________________________________________________________

Transaction Code Number _______________________________________________________

---------------------------------------------------------------------------------------------------
                             DESCRIPTION OF P&O PRINCESS ADSs TENDERED
                                    (See Instructions 3 and 4)
---------------------------------------------------------------------------------------------------

                                                            P&O Princess ADSs Tendered
                                                       (Attach additional list if necessary)
                                                ---------------------------------------------------
                                                                  Total Number of P&O
Name(s) and Address(es) of Registered Holder(s)                      Princess ADSs    Number of P&O
     (Please fill in, if blank, exactly as      P&O Princess ADR   Evidenced by P&O   Princess ADSs
   name(s) appear(s) on P&O Princess ADR(s))    Serial Number(s)*  Princess ADR(s)*     Tendered*
-                                               ---------------------------------------------------

                                                ---------------------------------------------------

                                                ---------------------------------------------------

---------------------------------------------------------------------------------------------------

                                                ---------------------------------------------------

                                                ---------------------------------------------------

---------------------------------------------------------------------------------------------------

                                                ---------------------------------------------------

                                                ---------------------------------------------------

---------------------------------------------------------------------------------------------------
   *Need not be completed for book-entry transfers.
   **Unless otherwise indicated, it will be assumed that 20% of the P&O Princess ADSs delivered to the U.S. Exchange Agent are being tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------

    TENDER OF SHARES HELD IN THE J.P. MORGAN GLOBAL INVEST DIRECT OR DIRECT
                             REGISTRATION PROGRAM
                             (SEE INSTRUCTION 13)

   Complete this section if you want to tender P&O Princess ADSs held in account under the J.P. Morgan Global Invest Direct or Direct Registration program. Please check only one box. If you check more than one box, do not check a box, or you check the second box but did not indicate a number of P&O Princess ADSs, it will be assumed that all P&O Princess ADSs held in your account under the J.P. Morgan Global Invest Direct or Direct Registration program are being tendered.

[_]Please tender all of the P&O Princess ADSs credited to my account.
[_]Please tender the following number of P&O Princess ADSs credited to my account:
__________________Number of P&O Princess ADSs to be tendered.

             NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ
                   THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   The undersigned hereby tenders the above-described P&O Princess ADSs for consideration per P&O Princess ADS of 1.2016 shares of common stock of Carnival Corporation ("Carnival shares") upon the terms and subject to the conditions set out in the Offer Document and the related Letter of Transmittal (which, together with any amendments and supplements thereto, collectively constitute the "Partial Share Offer"). The undersigned hereby acknowledges that delivery of this Letter of Transmittal, the P&O Princess ADRs evidencing tendered P&O Princess ADSs (or book-entry transfer of such P&O Princess ADSs evidenced by P&O Princess ADRs) and any other required documents to the U.S. Exchange Agent by a holder of P&O Princess ADSs will be deemed (without any further action by the U.S. Exchange Agent) to constitute acceptance of the Partial Share Offer by such holder in respect of the P&O Princess ADSs of such holder specified in the Letter of Transmittal, subject to the terms and conditions set out in the Offer Document and this Letter of Transmittal. The Partial Share Offer is not conditioned on any minimum number of P&O Princess ADSs being tendered.

   The undersigned understands that acceptance of the Partial Share Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer Document, will constitute a binding agreement between the undersigned and Carnival upon the terms and subject to the conditions of the Partial Share Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE P&O PRINCESS ADSs THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE P&O PRINCESS ORDINARY SHARES REPRESENTED BY SUCH P&O PRINCESS ADSs MAY NOT BE MADE.

   The undersigned hereby delivers to the U.S. Exchange Agent the above-described P&O Princess ADSs evidenced by P&O Princess ADRs for which the Partial Share Offer is being accepted, in accordance with the terms and conditions of the Offer Document and this Letter of Transmittal, receipt of which is hereby acknowledged.

   Upon the terms of the Partial Share Offer (including, if the Partial Share Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), and effective at the time that all conditions to the Partial Share Offer have been satisfied, fulfilled or, where permitted, waived (at which time Carnival Corporation ("Carnival") will give notice thereof to the U.S. Exchange Agent), and if he or she has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, Carnival all right, title and interest in and to all P&O Princess ADSs evidenced by P&O Princess ADRs with respect to which the Partial Share Offer is being accepted (and any and all P&O Princess ordinary shares or other securities or rights issuable in respect of such P&O Princess ADSs ("distributions")) and irrevocably constitutes and appoints the U.S. Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such P&O Princess ADSs and distributions, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

      (a) deliver P&O Princess ADRs evidencing such P&O Princess ADSs and distributions or accept transfer of ownership of such P&O Princess ADSs and distributions on the account books maintained by the Book-Entry Transfer Facility or other account books maintained with respect to the J.P. Morgan Global Invest Direct or Direct Registration program, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Carnival;

      (b) present such P&O Princess ADRs evidencing such P&O Princess ADSs and distributions for transfer; and

      (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such P&O Princess ADSs and distributions, all in accordance with the terms of the Partial Share Offer.

   The undersigned agrees that its execution hereof (together with any signature guarantees) and its delivery to the U.S. Exchange Agent shall constitute an authority to any director of Carnival in accordance with the terms of paragraph 5 of Part B of Appendix I to the Partial Share Offer document.

   The undersigned agrees that effective from and after the date hereof or, if later, (unless the undersigned shall have validly withdrawn its tender prior to such time) the time and date on which all conditions to the Partial Share Offer are satisfied, fulfilled or, where permitted, waived (which latter date will be after the date of the P&O Princess EGM):

      (a) subject to any restrictions in the articles of association of P&O Princess, Carnival or its agents shall be entitled to direct the exercise of any votes and any or all other rights or privileges (including the right to requisition the convening of a general meeting or separate class meeting of P&O Princess) attaching to P&O Princess ordinary shares represented by any P&O Princess ADSs in respect of which the Partial Share Offer has been accepted or is deemed to have been accepted and not validly withdrawn (the "Accepted ADSs"); and

      (b) the execution of the Letter of Transmittal by a holder of P&O Princess ADSs (together with any signature guarantees) and its delivery to the U.S. Exchange Agent shall constitute in respect of Accepted ADSs:

          (i) an authority to P&O Princess or its agents from the undersigned to send any notice, circular, warrant or other document or communication which may be required to be sent to him as a P&O Princess ADS holder to Carnival at its registered office or as Carnival or its agents direct;

          (ii) an authority to Carnival or its agent to sign any consent to short notice of a general meeting or separate class meeting on behalf of the holder of Accepted ADSs and/or to execute a form of proxy in respect of the Accepted ADSs appointing any person nominated by Carnival to attend general meetings and separate class meetings of P&O Princess or its shareholders or any of them (and any adjournment thereof) and to exercise the votes attaching to P&O Princess ordinary shares represented by such Accepted ADSs on his, her or its behalf; and

          (iii) the agreement of the undersigned not to exercise any of such rights without the consent of Carnival and the irrevocable undertaking of the undersigned not to appoint a proxy for or to attend general meetings or separate class meetings of P&O Princess in respect of such Accepted ADSs.

   The undersigned hereby represents and warrants that:

      (a) the undersigned has full power and authority to accept the Partial Share Offer and to sell, assign and transfer the P&O Princess ADSs (and P&O Princess ordinary shares represented by such P&O Princess ADSs) in respect of which the Partial Share Offer is being accepted or deemed to be accepted (and any and all other P&O Princess ADSs, securities or rights issued or issuable in respect of such P&O Princess ADSs) and, when the same are purchased by Carnival, Carnival will acquire good title thereto, free from all liens, equitable interests, charges, and encumbrances and together with all rights attaching thereto, including voting rights and the right to receive all dividends and other distributions declared, made or paid, with respect to P&O Princess ordinary shares represented by the P&O Princess ADSs;

      (b) the undersigned understands that tenders of P&O Princess ADSs pursuant to any one of the procedures described in Part D of Appendix I to the Offer Document and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Partial Share Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the P&O Princess ADSs or equivalent securities at least equal to the P&O Princess ADSs tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), and (ii) the delivery of such P&O Princess ADSs complies with Rule 14e-4;

      (c) the undersigned will, upon request, execute any additional documents deemed by the U.S. Exchange Agent or Carnival to be necessary or desirable to complete the sale, assignment and transfer of the P&O Princess ADSs in respect of which the Partial Share Offer is being accepted (and any and all other P&O Princess ADSs, securities or rights); and

      (d) the undersigned agrees to all of the terms and conditions of the Partial Share Offer.

   The undersigned irrevocably undertakes, represents, and warrants to and agrees with Carnival (so as to bind him, his personal representative, heirs, successors and assigns) to the effect that the undersigned:

      (a) has not received or sent copies of this document or any Form of Acceptance or any related documents in, into or from Australia, Belgium, Canada, France, Germany, Ireland, Japan, New Zealand, Singapore, South Africa, Spain or The Netherlands and has not otherwise utilized in connection with the Partial Share Offer, directly or indirectly, the Australian, Belgian, Canadian, French, German, Irish, Japanese, New Zealand, Singaporean, South African, Spain or Dutch mails or any means or instrumentality (including, without limitation, facsimile transmission, telex and telephone) of interstate or foreign commerce, or any facilities of a national securities exchange, of Australia, Belgium, Canada, France, Germany, Ireland, Japan, New Zealand, Singapore, South Africa, Spain or The Netherlands;

      (b) is accepting the Partial Share Offer from outside Australia, Belgium, Canada, France, Germany, Ireland, Japan, New Zealand, Singapore, South Africa, Spain or The Netherlands; and

      (c) is not an agent or fiduciary acting on a non-discretionary basis for a principal, unless such agent is an authorised employee of such principal or such principal has given any instructions with respect to the Partial Share Offer from outside Australia, Belgium, Canada, France, Germany, Ireland, Japan, New Zealand, Singapore, South Africa, Spain or The Netherlands.

   This Letter of Transmittal relates to the tender of P&O Princess ADSs. For the avoidance of doubt, by delivery of this Letter of Transmittal to the U.S. Exchange Agent in respect of P&O Princess ADSs the undersigned agrees not to instruct JP Morgan Chase Bank (the "ADS Depositary") under the Deposit Agreement dated as of October 20, 2000 to accept the Partial Share Offer in respect of the P&O Princess ordinary shares represented by such P&O Princess ADSs. By delivery of this Letter of Transmittal the undersigned irrevocably authorises the U.S. Exchange Agent, at its election, to instruct the ADS Depositary not to accept such offer in respect of the P&O Princess ordinary shares represented by such P&O Princess ADSs.

   The undersigned further agrees that by delivery of this Letter of Transmittal to the U.S. Exchange Agent in respect of P&O Princess ADSs, the undersigned will not, unless such Letter of Transmittal is validly withdrawn, deliver such P&O Princess ADSs to the ADS Depositary to request withdrawal of the P&O Princess ordinary shares represented by such P&O Princess ADSs.

   All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer Document, this acceptance is irrevocable.

   The undersigned understands that no fraction of a Carnival share will be issued. Instead, a check will be issued for the cash value of any fraction of a Carnival share that the undersigned would otherwise be entitled to receive.

   Unless otherwise indicated herein under "Special Issuance Instructions" or "Special Delivery Instructions," the undersigned hereby instructs the U.S. Exchange Agent to issue, or cause to be issued, (i) the stock certificate representing Carnival shares, (ii) any check for cash in lieu of fractional Carnival shares and (iii) any P&O Princess ADRs evidencing P&O Princess ADSs in respect of which the Partial Share Offer is not being accepted or which are not exchanged in the name(s) of (and deliver any documents, as appropriate, to) the registered holder(s) appearing under "Description of P&O Princess ADSs Tendered." In the event that the "Special Issuance Instructions" and/or the "Special Delivery Instructions" are completed, the undersigned hereby instructs the U.S. Exchange Agent to (i) issue and/or mail, or cause to be issued and/or mailed, the check for cash in lieu of fractional Carnival shares, if any, and the stock certificate representing Carnival shares, if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any P&O Princess ADRs evidencing P&O Princess ADSs in respect of which the Partial Share Offer is not being accepted or which are not exchanged, if any, to the person at the address so indicated. In the case of a book-entry delivery of P&O Princess ADSs evidenced by P&O Princess ADRs, the undersigned hereby instructs the U.S. Exchange Agent to credit the account maintained at the Book-Entry Transfer Facility with any P&O Princess ADSs in respect of which the Partial Share Offer is not being accepted or which are not purchased. In the case of P&O Princess ADSs held in an account under the J.P. Morgan Global Invest Direct or J.P. Morgan Direct Registration program, the undersigned hereby instructs the U.S. Exchange Agent to credit the account with the J.P. Morgan Global Invest Direct or Direct Registration program with an P&O Princess ADSs in respect of which the Partial Share Offer is not being accepted or which are not purchased. The undersigned recognises that the U.S. Exchange Agent will not transfer any P&O Princess ADSs which are not purchased pursuant to the Partial Share Offer from the name of the registered holder thereof to any other person.

   SUBJECT TO THE TERMS OF THE OFFER DOCUMENT, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE PARTIAL SHARE OFFER SHALL NOT BE MADE, UNTIL P&O PRINCESS ADRs EVIDENCING THE P&O PRINCESS ADSs IN RESPECT OF WHICH THE PARTIAL SHARE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE U.S. EXCHANGE AGENT AS PROVIDED IN THE CIRCULAR/PARTIAL SHARE OFFER DOCUMENT AND THIS LETTER OF TRANSMITTAL.

[_]CHECK HERE IF ANY P&O PRINCESS ADRs REPRESENTING P&O PRINCESS ADSs THAT YOU
   OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 11.

______Number of P&O Princess ADSs represented by the lost, stolen or destroyed P&O Princess ADRs

----------------------------------------------------  ----------------------------------------------------
          SPECIAL ISSUANCE INSTRUCTIONS
        (See Instructions 1, 5, 6 and 7 )

 [_]Check box ONLY if the check for cash in                      SPECIAL DELIVERY INSTRUCTIONS
    lieu of fractional Carnival shares, if any,                (See Instructions 1, 5, 6 and 7 )
    and the certificate representing Carnival
    shares issued in exchange for P&O                  [_]Check box ONLY if the check for cash in
    Princess ADSs tendered are to be                      lieu of fractional Carnival shares, if any,
    issued in the name of someone other                   and/or the P&O Princess ADRs evidencing
    than the undersigned.                                 P&O Princess ADSs in respect of which the
                                                          Partial Share Offer is not accepted or which
     Issue:                                               are not exchanged and/or the certificate
                                                          representing Carnival shares are to be
   [_] Check                                              mailed to someone other than the
     [_] Carnival share certificates                      undersigned, or to the undersigned at an
                                                          address other than that shown above.

 Name(s)__________________________________________     Mail[_] Check
                  (Please Print)                           [_] P&O Princess ADR certificates
                                                           [_] Carnival share certificates:
 _________________________________________________
                  (Please Print)                       Name(s)___________________________________________
                                                                        (Please Print)
 Address__________________________________________
                                                       __________________________________________________
 _________________________________________________                      (Please Print)
                (Include Zip Code)
                                                       Address___________________________________________
 _________________________________________________
  (Tax Identification or Social Security Number)       __________________________________________________
    (See Substitute Form W-9 included herein)                         (Include Zip Code)
----------------------------------------------------  ----------------------------------------------------

                                   SIGN HERE
               AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

 Name(s):_______________________________________________________________________
                             (Please type or print)

 Name(s):_______________________________________________________________________
                             (Please type or print)

 Name(s):_______________________________________________________________________
                             (Please type or print)

 Capacity (full title):_________________________________________________________
                             (Please type or print)

 Address:_______________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number:________________________________________________

 Tax Identification or Social Security No.:_____________________________________

 _______________________________________________________________________________
                            Signature(s) of Owner(s)

 _______________________________________________________________________________
                            Signature(s) of Owner(s)

 _______________________________________________________________________________
                            Signature(s) of Owner(s)

 Dated: ______________________,2003

    (Must be signed by registered holder(s) exactly as name(s) appear(s) on P&O Princess ADRs evidencing P&O Princess ADSs or by person(s) to whom P&O
 Princess ADRs surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                          (See Instructions 1 and 5)

 Authorised Signature:__________________________________________________________

 Name:__________________________________________________________________________
                             (Please type or print)

 Title:_________________________________________________________________________

 Name of Firm:__________________________________________________________________

 Address:_______________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number:________________________________________________

 Dated: ____________________,2003

                                 INSTRUCTIONS
      FORMING PART OF THE TERMS AND CONDITIONS OF THE PARTIAL SHARE OFFER

   1. GUARANTEE OF SIGNATURES. No signature guarantee is required on the Letter of Transmittal if (a) the Letter of Transmittal is signed by the registered holder(s) of the P&O Princess ADSs evidenced by P&O Princess ADRs in respect of which the Partial Share Offer is being accepted herewith and such holder(s) have not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) the Partial Share Offer is being accepted in respect of such P&O Princess ADSs for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange 1 Medallion Program or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

   2. DELIVERY OF LETTER OF TRANSMITTAL AND P&O PRINCESS ADSs. P&O Princess ADRs evidencing P&O Princess ADSs or confirmation of a book-entry transfer of such P&O Princess ADSs into the U.S. Exchange Agent's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) together with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message and any other documents required by this Letter of Transmittal, must be delivered to the U.S. Exchange Agent at one of its addresses set forth herein.

   THE METHOD OF DELIVERY OF P&O PRINCESS ADSs EVIDENCED BY P&O PRINCESS ADRs AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDERS OF P&O PRINCESS ADSs ACCEPTING THE PARTIAL SHARE OFFER AND THE DELIVERY WILL BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE U.S. EXCHANGE AGENT (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent acceptance will be accepted and no fractional P&O Princess ADSs will be purchased. All accepting P&O Princess ADS holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their P&O Princess ADSs for payment.

   3. INADEQUATE SPACE. If the space provided herein is inadequate, the serial numbers of the P&O Princess ADRs and/or the number of P&O Princess ADSs should be listed on a separate schedule attached hereto.

   4. PARTIAL ACCEPTANCES (NOT APPLICABLE TO BOOK-ENTRY TRANSFERS OR TO P&O PRINCESS ADSs HELD THROUGH THE J.P. MORGAN GLOBAL INVEST DIRECT OR DIRECT REGISTRATION PROGRAM). If the Partial Share Offer is to be accepted in respect of any number other than 20% of the P&O Princess ADSs evidenced by any P&O Princess ADRs delivered to the U.S. Exchange Agent herewith, fill in the number of P&O Princess ADSs in respect of which the Partial Share Offer is being accepted in the box entitled "Number of P&O Princess ADSs Tendered." In such case, a new P&O Princess ADR for the remainder of the P&O Princess ADSs (in respect of which the Partial Share Offer is not being accepted) represented by the old P&O Princess ADR will be sent to the registered holder as promptly as practicable following the date on which the P&O Princess ADSs in respect of which the Partial Share Offer has been accepted are purchased.

   The Partial Share Offer will be deemed to have been accepted in respect of 20% of the P&O Princess ADSs evidenced by P&O Princess ADRs delivered to the U.S. Exchange Agent unless otherwise indicated. In the case of partial acceptances, P&O Princess ADSs in respect of which the Partial Share Offer was not accepted will not be reissued to a person other than the registered holder.

   5.  SIGNATURE ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

   (a) If this Letter of Transmittal is signed by the registered holder(s) of the P&O Princess ADSs in respect of which the Partial Share Offer is being accepted hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

   (b) If any of the P&O Princess ADSs evidenced by P&O Princess ADRs in respect of which the Partial Share Offer is being accepted hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

   (c) If any of the P&O Princess ADSs in respect of which the Partial Share Offer is being accepted are registered in different names on different P&O Princess ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of P&O Princess ADRs.

   (d) If this Letter of Transmittal or any P&O Princess ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and submit proper evidence satisfactory to Carnival of their authority to so act.

   (e) When this Letter of Transmittal is signed by the registered holder(s) of the P&O Princess ADSs listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be issued to a person other than the registered holder(s). Signatures on such P&O Princess ADRs or stock powers must be guaranteed by an Eligible Institution.

   (f) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the P&O Princess ADSs listed, P&O Princess ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on P&O Princess ADRs evidencing such P&O Princess ADSs. Signatures on such P&O Princess ADRs or stock powers must be guaranteed by an Eligible Institution.

   6. STOCK TRANSFER TAXES. Carnival will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of P&O Princess ADSs evidenced by P&O Princess ADRs pursuant to the Partial Share Offer. If, however, delivery of Carnival shares is to be made to any persons other than the registered holder(s), or if P&O Princess ADSs in respect of which the Partial Share Offer is being accepted are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person will be deducted from the overall consideration offered for P&O Princess ADSs unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to P&O Princess ADRs listed in this Letter of Transmittal.

   7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the certificate representing Carnival shares is to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificate representing Carnival shares is to be sent and/or any P&O Princess ADRs evidencing P&O Princess ADSs in respect of which the Partial Share Offer is not being accepted or which are not purchased are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown on the reverse, the boxes labeled "Special Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

   8. WAIVER OF CONDITIONS. Carnival reserves the absolute right in its sole discretion to waive any of the specified conditions of the Partial Share Offer, in whole or in part, to the extent permitted by applicable law including the rules of the City Code and the Exchange Act.

   9. SUBSTITUTE FORM W-9. Under United States federal income tax law, a P&O Princess ADS holder whose tendered P&O Princess ADSs are accepted for payment must, unless an exemption applies, provide the U.S. Exchange Agent with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service ("IRS") and payments made in exchange for the surrendered P&O Princess ADSs may be subject to backup withholding. If backup withholding applies, the U.S. Exchange Agent is required to withhold 30% of any payment of cash in lieu of a fractional Carnival share made pursuant to the Partial Share Offer.

   Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement (on IRS Form W-8BEN), signed under penalties of perjury, certifying such person's foreign status. IRS Form W-8BEN can be obtained from the U.S. Exchange Agent. A P&O Princess ADS holder should consult his or her tax adviser as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

   Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the IRS.

   For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

   10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Partial Share Offer document, this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the U.S. Exchange Agent at the address and telephone numbers set forth below, or to the UK Receiving Agent at the appropriate address and telephone number set forth in the Partial Share Offer document.

   11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any P&O Princess ADR evidencing P&O Princess ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the depositary, JPMorgan Chase Bank, and check the box immediately preceding the special issuance/special delivery instructions boxes and indicate the number of P&O Princess ADSs evidenced by such lost, destroyed or stolen P&O Princess ADRs. The holder thereof will then be instructed as to the steps that must be taken in order to replace such P&O Princess ADRs. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen P&O Princess ADRs have been followed.

   12.  HOLDERS OF P&O PRINCESS SHARES NOT REPRESENTED BY P&O PRINCESS
ADSs. Holders of P&O Princess ordinary shares may not accept the Partial Share Offer in respect of P&O Princess ordinary shares pursuant to this Letter of Transmittal except insofar as those shares are represented by P&O Princess ADSs. If any holder of P&O Princess ordinary shares which are not represented by P&O Princess ADSs needs to obtain a copy of a Form of Acceptance, such holder should contact the UK Receiving Agent at the appropriate address and telephone number set forth in the Offer Document or the U.S. Information Agent.

   13. SHARES HELD IN THE J.P. MORGAN GLOBAL INVEST DIRECT OR DIRECT REGISTRATION PROGRAM. If you want to tender P&O Princess ADSs held in your account under the J.P. Morgan Global Invest Direct or Direct Registration Program ("DRP"), you must:

   . complete the box in this Letter of Transmittal entitled "Tender of P&O Princess ADSs Held in the J.P. Morgan Global Invest Direct or Direct Registration Program" by choosing the option to tender all of the P&O Princess ADSs in your DRP account or the option to tender a specific number of the P&O Princess ADSs in your DRP account (if you check more than one box, do not check a box, or if you check the second box but do not indicate a number of P&O Princess ADSs, it will be assumed that all P&O Princess ADSs held in your account under the DRP are being tendered); and

   . indicate the number of P&O Princess ADSs being tendered from your DRP account in the box in this Letter of Transmittal entitled "Description of P&O Princess ADSs Tendered."

   If you tender P&O Princess ADSs held in your DRP account, all such P&O Princess ADSs credited to your DRP account, including fractional shares will be tendered, unless otherwise specified in the box entitled "Tender of P&O Princess ADSs Held in the J.P. Morgan Global Invest Direct or Direct Registration Program."

           TO BE COMPLETED BY ALL TENDERING P&O PRINCESS ADS HOLDERS

 PAYER'S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK, AS U.S. EXCHANGE AGENT

-----------------------------------------------------------------------------------------------------
SUBSTITUTE
Form W-9             Name (sole proprietors must provide individual's name):
Department of
Treasury             __________________________________________________________________
Internal Revenue
Service

Payer's Request for  Business name, if different from above:
Taxpayer
Identification
Number ("TIN") and   __________________________________________________________________
Certification


                     Address:

                     __________________________________________________________________

                     --------------------------------------------------------------------------------
                     Part 1--PLEASE PROVIDE YOUR               TIN:_____________________________
                     TIN IN THE BOX AT THE RIGHT                   Social Security Number or
                     AND CERTIFY BY SIGNING AND                 Employer Identification Number
                     DATING BELOW.
                     --------------------------------------------------------------------------------
                     Part 2--If you are exempt from            Part 3--If your are awaiting TIN,
                     backup withholding, please check          check box: [_]
                     the box:  [_]
                     --------------------------------------------------------------------------------
                     Part 4--CERTIFICATION--Under penalties of perjury, I certify that:

                     (1)The number shown on this form is my correct Taxpayer Identification
                        Number (or I am waiting for a number to be issued to me), and

                     (2)I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue
                        Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.
-----------------------------------------------------------------------------------------------------
CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another certification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

SIGNATURE_________________________________      DATED__________________________________

NAME (Please Print)____________________________________________________________________

ADDRESS________________________________________________________________________________
-----------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE PARTIAL SHARE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF THE SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

 Signature___________________________     Dated___________________________, 2003

           Questions or requests for assistance may be directed to:

                UK RECEIVING AGENT       U.S. INFORMATION AGENT
              Computershare Investor      Georgeson Shareholder
                   Services PLC          17 State Street, 10/th/
                   The Pavilions                  Floor
                  Bridgwater Road          New York, NY 10004
                 Bristol BS 13 8FB      Banks and Brokers:  1 212
             Telephone:  0800 953 0083          440 9800
                                        All Others Toll Free:  1
                                              866 203 2636

                  Calls from outside the UK or U.S. should be
                     made to +44 870 899 3147 (calls will
                      be charged at the applicable rate)